SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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TNX Television Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TNX TELEVISION HOLDINGS, INC.
800 S. OCEAN BLVD., L1
BOCA RATON, FLORIDA 33432
(561) 395-9973
May 13, 2005

Dear Stockholder,

We cordially invite you to attend a special meeting of stockholders to be held at 10:00 a.m. on June 2, 2005 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York.

At the special meeting, you will be asked to authorize an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 100,000,000 to 500,000,000. The company’s board of directors recommends the approval of this proposal. Finally, you will be asked to act on such other business as may properly come before the special meeting.

We hope you will be able to attend the special meeting. Whether you plan to attend the special meeting or not, it is important that your shares are represented. Therefore, we ask that you promptly complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the special meeting.

Sincerely,
/s/ Irwin L. Gross
Irwin L. Gross
Chief Executive Officer

TNX TELEVISION HOLDINGS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 2, 2005

To the Stockholders of
TNX Television Holdings, Inc.

NOTICE IS HEREBY GIVEN that the special meeting (the “Special Meeting”) of TNX Television Holdings, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. on June 2, 2005, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, for the following purposes:

1. A proposal to approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 100,000,000 to 500,000,000.

2. To transact such other business as may be properly brought before the stockholders at the Special Meeting and any adjournments thereof.

The Board has fixed the close of business on May 6, 2005, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. A list of stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten calendar days before the meeting at the Company’s offices at 800 S. Ocean Blvd., L1, Boca Raton, Florida 33432, and at the time and place of the meeting during the duration of the meeting.

AT LEAST A MAJORITY OF ALL OUTSTANDING SHARES OF VOTING STOCK IS REQUIRED TO CONSTITUTE A QUORUM. ACCORDINGLY, WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING OR NOT, WE ASK THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. A PRE-ADDRESSED, POSTAGE PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Irwin L. Gross
Irwin L. Gross
Chief Executive Officer

TNX TELEVISION HOLDINGS, INC.
800 S. OCEAN BLVD., L1
BOCA RATON, FLORIDA 33432
(561) 395-9973

PROXY STATEMENT FOR THE
TNX TELEVISION HOLDINGS, INC.
SPECIAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE SPECIAL MEETING

General

This Proxy Statement is furnished in connection with the solicitation by the board of directors (the “Board”) of TNX Television Holdings, Inc., a Delaware corporation (the “Company”), of proxies, in the accompanying form, to be used at the special meeting (the “Special Meeting”) of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., which are located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, on June 2, 2005, at 10:00 a.m. Eastern Time, and any adjournments thereof.

Voting Procedures

Shares represented by valid proxies in the form enclosed, received in time for use at the Special Meeting and not revoked at or prior to the Special Meeting, will be voted at the Special Meeting. Where you specify a choice on the proxy card as to how your shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted:

•          FOR Proposal One, to approve an amendment to our amended and restated certificate of incorporation (the “Charter”) to increase the number of authorized shares of common stock, par value $.001 per share (“Common Stock”), from 100,000,000 to 500,000,000.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date. Any registered stockholder who has executed a proxy but is present at the Special Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence.

Stockholders Entitled to Vote and Quorum

The close of business on May 6, 2005 has been fixed as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, we had 51,242,342 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote per share on all matters on which such stockholder is entitled to vote.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the meeting for purposes of determining whether a quorum exists.

If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter.

For Proposal One, to approve an amendment to the Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000, we require the affirmative vote of a majority of shares of outstanding Common Stock. Broker non-votes, because they are not affirmative votes, will have the same effect as a vote against the proposal. Abstentions are treated as shares present or represented and entitled to vote and have the same effect as a vote against this proposal.

Costs of Solicitation of Proxies

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our Common Stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by our directors, officers or employees. No additional compensation will be paid for such solicitation.

This Proxy Statement and the accompanying proxy are being mailed on or about May 13, 2005 to all stockholders entitled to notice of, and to vote at, the Special Meeting.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any proposal referred to herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, concerning the ownership of voting securities of (i) each current member of the Board, (ii) each of our current executive officers, (iii) all of our directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. The address for each of the directors and named executive officers is c/o TNX Television Holdings, Inc., 800 S. Ocean Blvd., L1, Boca Raton, Florida 33432. Addresses of other beneficial owners are noted on the table.

As of the Record Date, we had 51,242,342 shares of Common Stock outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock

Directors and Executive Officers
Irwin L. Gross (1)	24,674,222	33.3%
David N. Shevrin (2)	748,568	1.2%
All current executive officers	24,422,790	34.1%
and directors as a group (two persons) (3)

Five Percent Stockholders
Global Technologies, Ltd. (4) Presidential Place 800 S. Ocean Blvd., Suite L1 Boca Raton, FL 33432	5,863,301	7.6%
Platinum Partners Global Macro Fund, L.P. (5) 152 West 57th Street 54th Floor New York, NY 10019	6,211,086	9.7%
Belgravia Investment Partners, LP (6) Presidential Place 800 S. Ocean Blvd., Suite L1 Boca Raton, FL 33432	4,689,829	7.7%

(1)
Includes (a) 4,689,829 shares held by Belgravia Investment Partners, LP (“Belgravia”), of which Mr. Gross is the managing partner and has sole voting and dispositive power, (b) 776,787 shares held by Gross Investments Company, LP, of which Mr. Gross is the managing partner and has sole voting and dispositive power, (c) 5,863,301 shares held by Global Technologies, Ltd., of which Mr. Gross is Chief Executive Officer and has sole voting and dispositive power, (d) 560,000 shares held by Mr. Gross, (e) 12,884,305 shares underlying warrants and options of which 12,784,305 are currently exercisable owned by Mr. Gross and/ or Ocean Castle Partners, LLC, of which Mr. Gross is the principal and has sole voting and dispositive power and 100,000 shares underlying warrants and options that are not exercisable within the next 60 days of the Record Date.

(2)	Includes 196,229 shares of common stock and 552,339 shares underlying warrants and options that are currently exercisable and 66,667 which are not exercisable within the next 60 days.
(3)
Includes 12,086,146 shares of common stock and underlying warrants and options to purchase 13,503,311 shares of common stock of which 13,336,644 are currently exercisable and 166,667 are currently not exercisable within the next 60 days.

(4)	Mr. Gross has sole voting and dispositive power.
(5)	Includes 3,370,177 shares of common stock and 2,840,909 shares underlying warrants and options that are currently exercisable.
(6)
Includes 485,492 shares pledged to Belgravia by Reed Properties Inc. granting voting control of such shares to Belgravia, of which Mr. Gross is managing partner and has sole voting and dispositive power.

PROPOSAL ONE:

APPROVAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

We are seeking your approval to amend our Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000.

Background and Overview

General Description of Our Capitalization

        The following table sets forth a general description of our outstanding and authorized capitalization as of the Record Date. Currently there are 100,000,000 shares of Common Stock authorized and 10,000,000 shares of preferred stock authorized. As of the Record Date, we have issued or have committed to issue up to 206,671,848 shares of Common Stock. In addition, we have 3,116,500 shares available to issue under current outstanding stock option plans.

Type of Security	Shares of Common Stock Related Thereto
Shares of Common Stock outstanding or committed for issuance	61,242,432(1)

1,605 shares of Series A Convertible Preferred Stock outstanding, with a conversion price $0.953 per share, convertible into shares of Common Stock.	1,684,152

5,269 shares of Series A-1 Convertible Preferred Stock outstanding, with a conversion price $0.11 per share, convertible into shares of Common Stock. See “Recent Securities Purchase Financing”, below.	47,900,000

Convertible Debentures outstanding, convertible into Common Stock at a rate of $0.11 per share. See “Recent Securities Purchase Financing”, below.	23,994,796

Warrants that expire on April 6, 2008, with an initial exercise price of $0.30. See “Recent Securities Purchase Financing”, below.	21,022,721

Warrants that expire on April 26, 2009, with an exercise price of $1.235 per share.	5,611,483

Options, that expire through August 15, 2011, with an average exercise price of $0.63 per share.	4,872,743

Warrants, that expire through June 30, 2009, with an average exercise price of $0.16.	3,170,135

Options which may be issued pursuant to 2004 Stock Option Plan.	3,116,500
Convertible Promissory Notes outstanding, convertible into Common Stock at a rate of $0.11 per share.	16,250,014

Warrants that expire through April 5, 2008, with an exercise price of $0.30.	20,738,636

(1)	Includes 51,242,432 shares oustanding as of the Record Date and 10,000,000 shares we have committed to issue to certain creditors of TNCI UK, Ltd., our wholly-owned subsidiary.

Common Stock.    The Board has approved and recommends that the stockholders approve an increase in the number of shares of Common Stock we are authorized to issue. Our Charter presently authorizes the issuance of up to 100,000,000 shares of Common Stock.

As described above, we have committed to issue a total number of shares of Common Stock greater than which we are currently authorized to issue. Unless the stockholders approve an increase in authorized Common Stock, we may not be able to meet all of our contractual obligations with respect to the issuance of Common Stock or accomplish further equity-based financing or acquisitions using our Common Stock.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of shareholders.

Preferred Stock.    We currently have 10,000,000 shares of our preferred stock authorized. The proposed recapitalization will not affect the authorized preferred stock.

Proposed Amendment to Articles of Incorporation

The Board has adopted resolutions authorizing an amendment to Article IV of our Charter, subject to stockholder approval, increasing the number of shares of Common Stock, which we may issue to 500,000,000, an increase of 400,000,000 shares. The language of the amendment that the stockholders will be asked to consider at the Special Meeting is an amendment to Article IV of our Charter such that Article IV will read as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be five hundred ten million (510,000,000) shares, of which five hundred million (500,000,000) shares shall be common stock, having a par value of $.001 per share (the "Common Stock"), and ten million (10,000,000) shares shall be preferred stock, par value $.001 per share (the "Preferred Stock"). All of the shares of Common Stock shall be of one class.”

If approved by the stockholders, the amendment to Article IV will not affect or amend the designations of preferences for the outstanding shares of Series A or Series A-1 Convertible Preferred Stock.

The following chart sets forth information about the outstanding and reserved shares of our common and preferred stock, and our authorized capital both before and after the adoption of the proposed amendment to Article IV of our Charter as of the Record Date:

	Current		Following Recapitalization
	Outstanding & Reserved	Authorized	Outstanding & Reserved	Authorized
Common Stock	209,788,348	100,000,000	209,788,348	500,000,000
Preferred Stock	6,874	10,000,000	6,874	10,000,000

If the recapitalization is approved, we expect to have sufficient capitalization to accomplish our corporate goals as expressed below.

Recent Securities Purchase Financing

On April 6, 2005, we entered into a Securities Purchase Agreement with 12 holders of our Series A Preferred Stock, each an accredited investor, pursuant to which the investors purchased secured convertible debentures in the aggregate principal amount of $2,752,976 and convertible into 23,994,796 shares of our Common Stock and warrants to purchase up to an aggregate of 21,022,721 shares of our Common Stock for an aggregate purchase price of $2,312,500 (the “Financing”).

For each Investor that purchased an amount of debentures and warrants equal to or greater than its Series A Threshold Investment Amount (as defined below), we offered such Investor the opportunity to elect to exchange up to all of its shares of Series A Convertible Preferred Stock then held by such Investor for an equal number of shares of Series A-1 Convertible Preferred Stock, which generally has the same terms as the Series A Convertible Preferred Stock, except that the conversion price of such Series A-1 Convertible Preferred Stock is $0.11 per share, subject to further adjustment thereunder. “Series A Threshold Investment Amount” means, for each investor, (i) if an investor invested at least $1,000,000 in the Series A Convertible Preferred Stock financing in April 2004 (“Series A Financing”), then such investor shall have purchased, for new cash consideration, the lesser of $500,000 or 50% of the stated value of such Series A Convertible Preferred Stock currently held by such investor; and (ii) if an investor invested less than $1,000,000 in the Series A Financing, the investor shall have purchased, for new cash consideration, an amount equal to 50% of the stated value of such Series A Convertible Preferred Stock currently held by such Investor. As a result of this exchange, holders of 5,269 shares of Series A Convertible Preferred Stock, representing 3,902,963 shares of Common Stock issuable upon conversion, exchanged their shares of Series A Convertible Preferred Stock for 5,269 shares of Series A-1 Convertible Preferred Stock, representing 47,900,000 shares of Common Stock issuable upon conversion.

The debentures issued to the investors in the Financing do not bear interest but were issued for an original issue discount of 8%.  Accordingly, the cash purchase price for the full $2,752,975.75 principal amount of the debentures was $2,312,500. The debentures are due and payable in full two years from the date of issuance (April 6, 2007). We are not permitted to prepay any portion of the principal amount of any of the debentures without the prior consent of the holder thereof. The principal amount of the debentures are convertible at the option of the holders into shares of our Common Stock at any time at an initial conversion price of $0.11 per share.

The common stock purchase warrants issued to the investors in the Financing are exercisable for an aggregate of 21,022,727 shares of our Common Stock at an initial exercise price of $0.30 per share.  The warrants expire three years after the date of issuance, or April 6, 2008.   They contain a cashless exercise provision whereby the holder may pay the exercise price by having us withhold upon exercise shares having a fair market value equal to the applicable aggregate exercise price if after the first anniversary of the date of issuance of the warrant there is no effective registration statement registering, or no current prospectus available for, the resale of the shares issuable upon the exercise of the warrants.  In the event this provision is used with respect to an exercise, we would receive no proceeds from the sale of our Common Stock in connection with such exercise.

The conversion price of the debentures and the exercise price of the warrants are subject to adjustment in the event of certain issuances of new securities.  Specifically, except in the case of certain designated issuances, if we issue shares of Common Stock or common stock equivalents (i.e., securities convertible into, or exercisable or exchangeable for, shares of our Common Stock) at a price per share (or in the case of common stock equivalents, a conversion, exercise or exchange price per share) below the then applicable exercise price of the warrants or conversion price of the debentures, the exercise price or conversion price, as applicable, will be reduced to that lower price per share.  In the event of such an adjustment, the number of shares for which the warrants are exercisable or the debentures are convertible, will be increased such that the aggregate exercise price or conversion price, as applicable, after the adjustment will equal the aggregate exercise price or conversion price immediately prior to the adjustment.  Issuances that will not result in adjustment to the exercise price or conversion price include issuances to employees, consultants, directors or officers pursuant to a stock or option plan adopted by the Board, securities issued upon conversion of other securities outstanding prior to the date of issuance of the debentures and warrants, securities issued in connection with acquisitions, joint ventures or other strategic transactions (including, without limitation, equipment leases or the purchase of equipment in the ordinary course of business), securities issued to service providers in exchange for services rendered or to be rendered, and securities issued to creditors of our United Kingdom subsidiary, TNCI UK Limited (“TNCI”), pursuant to a company voluntary arrangement under the UK Insolvency Act of 1986, provided that such securities issued to service providers and creditors does not exceed 28,000,000 shares of Common Stock in the aggregate.

We have granted each of the investors a participation right whereby they may elect to purchase all or a portion of securities sold in certain future financings.  In the event the investors elect to purchase an aggregate amount in excess of the total amount offered in such future financing, each investor will be permitted to purchase a fraction of the total offering determined by dividing such investor’s aggregate investment in the Financing by the aggregate investment in the Financing by all investors participating in such future financing.  The participation right expires at the end of the one year period following the date the initial registration statement covering shares of our Common Stock underlying the debentures and warrants (which we must file pursuant to a Registration Rights Agreement) is first declared effective by the Securities and Exchange Commission (the “Effective Date”).

All of our officers and directors have entered into voting agreements pursuant to which each such person has irrevocably agreed to vote all shares of our voting stock over which such person has voting control in favor of any resolution presented to our stockholders to approve an amendment to the Company’s Charter that increases the number of authorized shares of Common Stock to 500,000,000 shares.

Necessity for Stockholder Approval

At the present time, we do not have enough authorized shares available for issuance pursuant to the Charter to maintain a reserve of Common Stock for issuance pursuant to the Financing documents and our other contractual obligations.  It is important that our stockholders approve the increase in capitalization so that we will have sufficient authorized capital stock for us to complete our obligations with respect to our recently completed Financing and other contractual obligations. While we issued convertible debentures and warrants in the Financing, we will be unable to permit more than a nominal number of debentures to convert or warrants to exercise based on our existing capitalization. The Board is concerned that this lack of remaining capitalization may result in adverse consequences to us should we be unable to issue Common Stock to meet these contractual requirements. The Board also believes that we need a significant amount of authorized capitalization for us to accomplish our future growth objectives. The Board from time to time considers various financing opportunities and a lack of authorized common stock would make equity financing opportunities difficult, if not impossible, to accomplish.

Currently there are no transactions anticipated that would require stockholder approval for the issuance of any Common Stock. We may engage in private placements in the future pursuant to which additional shares of Common Stock might be issued without any requirement of obtaining shareholder approval.

Because we do not have enough authorized shares available for issuance pursuant to the Charter to maintain a reserve of Common Stock for issuance pursuant to the Financing documents or our other contractual obligations, we must amend the Charter to increase the number of authorized shares. Article XI of the Charter, “Amendment of Provisions of Certificate of Incorporation,” provides that we reserve the right to amend any provisions contained in our Charter in the manner prescribed by statute. Section 242 of the Delaware General Corporation Law provides that in order to effect an amendment to the Charter, the Board must direct that the proposed amendment be considered, voted and approved at a meeting of the stockholders. Accordingly, we will hold the Special Meeting to obtain stockholder approval to amend Article IV of the Charter to increase the number of authorized shares of Common Stock from 100,0000,000 to 500,000,000 shares. If we fail to obtain stockholder approval at the Special Meeting, we are obligated by the Financing documents to hold at least one meeting of stockholders every fiscal quarter thereafter for the purpose of obtaining stockholder approval until the debentures are no longer outstanding.

Effect of the Recapitalization Described in this Proposal

The recapitalization described in this Proposal will result in our being able to issue a large number of additional shares of our Common Stock. Subject to fiduciary requirements under the business judgment rule, the Board may authorize the issuance of additional shares of Common Stock without the need to obtain further shareholder approval. If issued, these shares would greatly affect the percentage interest of our present shareholders by reducing the proportionate voting power of the outstanding shares of common stock.

In addition, the power to issue a substantial number of shares of Common Stock following the proposed recapitalization could be used by incumbent management to make any change in control of TNX more difficult. Under certain circumstances, such shares could be used to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control of us. For example, additional shares of common stock could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid or to dilute the stock ownership of a person or entity seeking to obtain control of us.

Despite such anti-takeover implications, the recapitalization is not the result of our knowledge of any specific effort to accumulate our securities or to obtain control of TNX by means of a merger, tender offer, proxy solicitation in opposition to management, or otherwise. We are not submitting the proposed amendment for to our Charter to enable us to frustrate any known efforts by another party to acquire a controlling interest in TNX or to seek Board representation.

Furthermore, the proposed amendment to our Charter is not a part of any plan by our management to adopt a series of amendments to render the takeover of TNX more difficult. Management does not presently intend to propose any anti-takeover measures in future proxy solicitations.

Federal Income Tax Consequences

Existing holders of our Common Stock will not be required to recognize any gain or loss for federal income tax purposes resulting from the approval and the completion of the recapitalization described in this Proposal.

Required Vote

A majority of shares of outstanding common stock must be voted in favor of the amendment to the Charter in order to enact the same.

Recommendation

The Board believes that it is in our best interests for our stockholders to approve the amendment to the Charter to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL ONE TO APPROVE THE AMENDMENT TO THE CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 500,000,000.

OTHER MATTERS

The Board knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2006, stockholder proposals must be received no later than 120 days prior to the date that is one year from the date on which a notice and proxy statement relating to our Annual Meeting of Stockholders to be held in 2005 is mailed to our stockholders. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting no later than 45 days prior to the date that is one year from the date on which a notice and proxy statement relating to our Annual Meeting of Stockholders to be held in 2005 is mailed to our stockholders, management proxies may, although not included in the proxy statement, confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of President, TNX Television Holdings, Inc., 800 S. Ocean Blvd., L1, Boca Raton, Florida 33432.

New York, New York
May 12, 2005

Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (other than exhibits thereto) filed with the SEC, our Quarterly Reports for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 and any Current Report on Form 8-K filed thereafter, which provide additional information about us, are available on the Internet at www.sec.gov and are available in paper form to beneficial owners of our Common Stock without charge upon written request to President, TNX Television Holdings, Inc., 800 S. Ocean Blvd., L1, Boca Raton, Florida 33432.

TNX TELEVISION HOLDINGS, INC.

THIS PROXY IS BEING SOLICITED BY TNX TELEVISION HOLDINGS, INC.'S
BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 13, 2005, in connection with the Special Meeting to be held at 10:00 a.m. on Thursday, June 2, 2005 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., located at the Chrysler Center, 666 Third Avenue, 25th Floor, New York, New York, and hereby appoints Irwin L. Gross and David N. Shevrin, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of TNX Television Holdings, Inc. registered in the name provided herein, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in this Proxy.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL FOR THE INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL ONE.

1. Proposal to approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 100,000,000 to 500,000,000.

☐ FOR ☐ WITHHOLD ☐ ABSTAIN

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

TNX TELEVISION HOLDINGS, INC.
Special Meeting of Stockholders
June 2, 2005
Please date, sign and mail your proxy card as soon as possible.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.

NOTE: Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature Date

Signature Date